Exhibit 10.5

AMENDMENT
TO
WEIRTON STEEL CORPORATION 1984 EMPLOYEE STOCK OWNERSHIP PLAN

(Effective May 26, 1994, except as otherwise indicated)

I.The following terms shall be added to the Definitions in Section
2:

Nominating Committee.........The committee elected as provided in Section 16A to nominate and certify to Weirton's Board of Directors an ESOP Director pursuant to Weirton's Restated
Certificate of Incorporation.


II.Effective February 15, 1991 and January 1, 1994, the definition of 'Compensation' in Section 2 is amended to read as follows:

The total cash compensation paid to an Employee by Weirton in each Plan Year, as reported on IRS Form W-2 (Excluding for purposes of Plan any amount received during an individual's probationary period following his initial employment with Weirton), plus any amounts paid to an Employee by Weirton under a sickness and accident program or salary continuation program as includible in such Employee's gross income under Section 104(a)(3) of the Code, and for periods on and after February 15, 1991, any reductions from an Employee's compensation under Weirton's Tax Deferred Savings Plan; provided, however, that (i) for the 1989-1993 Plan Years, only the first $200,000 (or such greater amount as determined by the Internal Revenue Service), and (ii) for the 1994 and subsequent Plan Years, only the first $150,000 (or such greater amount as determined by the Internal Revenue Service), of an Employee's Compensation may be taken into account for purposes of the Plan.

III.Section 11(d) through paragraph (1) shall be amended to read as follows:

(d) Subject to paragraph (c) above and otherwise as required by law, no distributions shall be made under this paragraph (d) during any Lock-up Period (as hereinafter defined). For purposes of the Plan, 'Lock-up Period' means, with respect to any distribution of Weirton Stock or securities convertible into Weirton Stock registered for sale under the Securities Act of 1933, as amended, and sold through underwriters, that period of time commencing upon the signing of an underwriting agreement between Weirton, any selling stockholder or others (including the Trustee),on the one hand, and the representatives of the underwriters, on the other hand, and ending upon the date set forth in such underwriting agreement, not to exceed and aggregate of 180 days in any Plan Year, as the period during which sales of Weirton Stock may not be made without the consent of such representatives or underwriters.

(1) As of any Valuation Date except a Valuation Date occurring during a Lock-up Period, each Participant may request a distribution of part or all of his Capital Accumulation (under the ESOP) in accordance with administrative rules and procedures established by the Committee and following receipt of written explanation of the Federal and state income tax consequences of such a distribution, subject to the provisions of subparagraph (2) below.

IV.Section 12(c) through paragraph (1) shall be amended to read as follows:

(c) No distributions shall be made under this paragraph (c) or paragraph (f)or (g) below during a Lock-up Period (as defined in Section 11(d)), and, providing Section 14(b) is no longer applicable, this paragraph (c)shall apply, except during a Lock-up Period.

(1) A former Participant's Capital Accumulation will be computed following his Termination of Service. Distribution of such Capital Accumulation will be paid or commence as soon as practicable following the Valuation Date next following the Participant's Termination of Service (or, if later, the Valuation Date next following a Lock-up Period) or any subsequent Valuation Date not later than the last day of the Plan Year in which he attains age 70-1/2, if later, as the Participant elects in writing to the Committee.

V.Effective January 1, 1993, Section 13(g) is amended to read as follows:


(g)Notwithstanding the foregoing provisions of this Section:

(i) For any distribution of benefits under this Section to any Participant or Beneficiary which constitutes an eligible rollover distribution (as defined in Code Section 402(f)(2)(a)), if such distributee so elects in such manner and at such time as the Committee determines in accordance with Federal income tax regulations, the Committee shall direct the Trustee to pay the amount of such distribution in a direct trust-to-trust transfer to an eligible retirement plan (as defined in Code Section 401(a)31(D)) designated by such distributee; and

(ii) For any distribution of benefits under this Section to any Participant or Beneficiary which does not constitute an eligible rollover distribution, the Committee shall direct the Trustee to comply with the applicable withholding requirements of Section 3405 of the Code with respect to the distribution of cash from the Trust.

VI.A new Section 16A shall be added to read in its entirety as follows:

Section 16A Nominating Committee

(a) A Nominating Committee, which committee is the 'ESOP Nominating Committee' referred to in Article FIFTH of Weirton's Restated Certificate of Incorporation, shall be maintained under the provisions of this Plan. The Nominating Committee is the identical Committee required to be maintained pursuant to Section 16A of the 1989 ESOP. Any change with respect to the Nominating Committee made under this Plan likewise shall be required to be made under the 1989 ESOP. The composition, duties and other functions of the Nominating Committee shall be set forth in this Section and, to the extent required by any other section of the Plan, as set forth therein. Any other matter affecting the conduct of the Nominating Committee which is not set forth in the Plan and otherwise is not inconsistent with the terms of the Plan or law may be the subject of a resolution or rule of the Nominating Committee adopted by majority vote of its respective members and will not, as such, be deemed an amendment of the Plan.

(b) The Nominating Committee shall consist of five (5) members, all of whom shall be Participants either under this Plan or the 1984 ESOP, or both, and all of whom shall be elected by popular vote of the Participants as set forth herein. The members of the Nominating Committee shall be elected from among the following categories: (i) Category I - 'Represented Active Employees' - one
(1) members; (ii) Category II - 'Non-Represented Active Employees'
- one (1) member; (iii) Category III - 'former Employees' - one
(1)member; and (iv) Category IV - 'At-large' - two (2) members. As used in the preceding sentence, the Category: (A) 'Represented active Employees' shall include, as defined elsewhere in this Plan, all Employees who (x) received Compensation for the performance of services during the Plan Years immediately preceding and including their election to the Nominating Committee, (y) at time of election had not incurred a Termination of Service and (z) are members of the Union or are otherwise covered by the provisions of a collective bargaining agreement between Weirton and the Union or another collective bargaining agent; (B) 'Non-Represented Active Employees' shall include, as defined elsewhere in this Plan, all Employees included in (x) and (y) of the preceding clause (A), but not (z); (C) 'Former Employees' shall include, as defined elsewhere in this Plan, all Employees who are Participants who have incurred a Termination of Service at the time any determination regarding this Category is made; and (D) 'At-large' shall include all Participants in the Plan regardless of whether they are included in any other Category.

No member of the Nominating Committee may serve on the committee as an elected representative from more than one Category at the same time. Each member of the Nominating Committee from Categories I, II and III shall be a person included in the definition of the Category from which he or she is elected; provided, that no participant who holds or has held a 'Disqualifying Position' shall be eligible to be a member. The term 'Disqualifying Position' shall include anyone who has ever: (i) been employed by Weirton in an executive management capacity (which shall include Job Class 56 or higher, or any successor equivalent status as determined from time to time by the Nominating Committee); (ii) served as an officer, steward, employee or staff representative of the Union or any other labor organization which may at anytime represent any Employees for collective bargaining purposes; (iii) served as an Employee in an internal or external communications position with Weirton; or (iv) is a spouse, parent, sibling or child of any person described in (i) through (iii). Members of the Nomination Committee may serve as long as they maintain their qualifications for eligibility as stated in this paragraph.

(c) Members of the Nominating Committee shall be elected for three-year terms as a result of an election held during the fourth quarter of the Plan Year preceding the Plan Year in which their terms are to commence; provided, however, that the first term of office shall extend from the election first following the adoption of the provisions of this Section until the January 1st of the calendar year preceding the year when the first term of office of the first ESOP Director, as defined in the aforesaid Article FIFTH, is scheduled to expire. In order to run as a candidate for the Nominating Committee, a Participant must file with the Committee a petition on a form prescribed by the Committee, which petition must be filed when required by the Committee. Each member of the Nominating Committee shall be elected by Participants voting on a one-participant/one-vote basis with each Participant having one vote per Category. Each member from Categories I, II and III shall be elected by a plurality vote and, with respect to Category IV, the individual receiving the plurality of votes and the next highest number of votes shall be elected.


(d) Members of the Nominating Committee shall serve while they remain qualified until their respective resignation, death or removal and until their respective successors are elected. Any vacancies in the Nominating Committee howsoever occurring between regularly scheduled elections shall be filled by persons meeting the qualifications of the Categories creating the vacancies by a vote of the remaining members of the Nominating Committee, which vote shall be not less than one vote fewer than unanimous. No member of the nominating Committee may be removed during a term of office except for cause. As used in the preceding sentence, 'cause' shall mean conduct with respect to the Plan of comparable nature as to allow the removal of the member, if the member were being removed as a director of Weirton.

(e) The function of the Nominating Committee shall be to search for, screen, select, from time to time, one or more individuals to serve on Weirton's Board of Directors as the ESOP Director in accordance with the qualifications for ESOP Director set forth in Weirton's Restated Certificate of incorporation and this Section. The Nominating Committee shall endeavor to select candidates base on its judgment of the ability of such candidates to represent the best interests of Participants as stockholders of Weirton. Participants shall have the right to submit suggested candidates to the Nominating Committee for consideration. The selection of any candidate as an ESOP Director shall be determined by the affirmative vote of not less than 80% of the entire Nominating Committee. The Nominating Committee shall complete the selection processing in such time as so to certify the results of its selection to Weirton's Board of Directors sufficiently in advance to permit a candidate to be submitted for election by Weirton's stockholders at each meeting at which an ESOP Director is to be elected. The Nominating Committee shall have all other rights and powers, consistent with law and this Plan, to carry out its duties, including without limitation communicating with any incumbent ESOP Director to facilitate that director' communication with Participants. The Nominating Committee's actions shall be taken by meetings duly called upon notice, convened and conducted in accordance with rules adopted by the committee, which shall include, in all events, that actions be taken in writing.

(f) The members of the Nominating Committee shall be covered to the fullest extent permitted by applicable policies of insurance maintained by Weirton or the Trustee on behalf of the Trust covering fiduciaries under the Plan. All expenses incurred by the Nominating Committee, and members duly authorized, reasonable and necessary to perform their respective functions shall be paid for in accordance with Section 7 to the extent not paid for by Weirton. No member of the Nominating Committee shall receive any remuneration for services as a member of the committee.

VII.Effective January 1, 1989, ARTICLE IV of Exhibit A is deleted in ARTICLE V thereof redesignated as ARTICLE IV.




AMENDMENT
TO
WEIRTON STEEL CORPORATION 1989 EMPLOYEE STOCK OWNERSHIP PLAN

(Effective May 26, 1994, except as otherwise indicated)

I.The following terms shall be added to the Definitions in Section
2:

Nominating Committee.........The committee elected as provided in
Section 16A to nominate and certify to Weirton's Board of Directors an ESOP Director pursuant to Weirton's Restated Certificate of
Incorporation.

Recontributed Share Property. Any (A) shares of Weirton Stockconsisting of its Convertible Voting Preferred Stock, Series A, which (i) at any time had been held in the Trust, (ii)had been acquired subsequently by Weirton pursuant to Weirton's exercise of its rights under Section 14(a) of the Plan or the exercise of rights by or on behalf of a Participant under Section 14(b) and
(iii) are being contributed to the Trust by Weirton from its treasury not as Financed Shares, and (B) all cash or other property contributed with Weirton Stock identified in (A) which reflects dividends or other rights accompanying such stock.

II. Effective February 15, 1991 and January 1, 1994, the definition of 'compensation' in Section 2 is amended to read as follows:

The total cash compensation paid to an Employee by Weirton in each Plan Year, as reported on IRS Form W-2 (Excluding for purposes of Plan any amount received during an individual's probationary period following his initial employment with Weirton), plus any amounts paid to an Employee by Weirton under a sickness and accident program or salary continuation program as includible in such Employee's gross income under Section 104(a)(3) of the Code, and for periods on and after February 15, 1991, any reductions from an Employee's compensation under Weirton's Tax Deferred Savings Plan; provided, however, that (i) for the 1989-1993 Plan Years, only the first $200,000 (or such greater amount as determined by the Internal Revenue Service), and (ii) for the 1994 and subsequent Plan Years, only the first $150,000 (or such greater amount as determined by the Internal Revenue Service), of an Employee's Compensation may be taken into account for purposes of the Plan.

III.Section 3(c) shall be amended to read as follows:

(c) Participation in the Plan shall continue until such participation terminates following the Participant's Retirement, death or other Termination of Service, as provided in Section 12(a). A Participant is entitled to share in the allocations of Plan Contributions (other than Plan Contributions of Recontributed Share Property) under Section 6(a) for each Plan Year in which he is credited with at least one Hour of Service while a Participant. A Participant is entitled to share in allocations of Plan Contributions consisting of Recontributed Share Property under
Section 6(a) for each Plan Year in which he is credited with at least one Hour of Service while a Participant and has Compensation of at least $1,000.

IV. A new Section 4(d) shall be added to read in its entirety as follows:

(d) Plan Contributions of Recontributed Share Property shall be made pursuant to this Section 4(d). For each Plan Year, Weirton shall determine the total number of shares of Weirton Stock constituting Recontributed Share Property held by it (or subject to its disposition) as at such year end ('Available Shares') and the total number of Participants who are eligible pursuant to Section 3(c) to receive allocations of Plan Contributions consisting of Recontributed Share Property ('Total Eligible Participants'). Weirton shall contribute to the Trustee as Plan Contributions for such Plan Year all shares of Weirton Stock (and any other related property constituting Recontributed Share Property) as equals the largest whole number multiple of the Total Eligible Participants not in excess of the aforesaid total number of Available Shares. Any shares not contributed for a Plan Year will be carried forward as allowed pursuant to the operation of the prior two sentences.

V.Section 6(a) shall be amended to read as follows:

(a) Allocation of Plan Contributions - Plan Contributions under
Section 4(a), other than relating to Recontributed Share Property, for each Plan Year will be allocated as of the Anniversary Date among the Weirton Stock Accounts and Cash Accounts of Participants so entitled under Section 3(c) in the ratio that the Compensation of each Participant (while a Participant) bears to the total Compensation of all such Participants (while Participants) for that Plan Year. Plan Contributions consisting of Recontributed Share Property will be allocated as of the Anniversary date among the Weirton Stock Accounts and Cash Accounts (to the extent any cash in respect of Recontributed Share Property is received) of Participants so entitled under Section 3(c) on an equal basis per capita among all Participants so entitled.

VI.Effective January 1, 1993, Section 13(f) is amended to read as follows:

(f)Notwithstanding the foregoing provisions of this Section:

(i) For any distribution of benefits under this Section to any Participant or Beneficiary which constitutes an eligible rollover distribution (as defined in Code Section 402(f)(2)(a)), if such distributee so elects in such manner and at such time as the Committee determines in accordance with Federal income tax regulations, the Committee shall direct the Trustee to pay the amount of such distribution in a direct trust-to-trust transfer to an eligible retirement plan (as defined in Code Section 401(a)(31)(D)) designated by such distributee; and

(ii) For any distribution of benefits under this Section to any Participant or Beneficiary which does not constitute an eligible rollover distribution, the Committee shall direct the Trustee to comply with the applicable withholding requirements of Section 3405 of the Code with respect to the distribution of cash from the Trust.

VII.A new Section 16A shall be added to read in its entirety as follows:

(a) A Nominating Committee, which committee is the 'ESOP Nominating Committee' referred to in Article FIFTH of Weirton's Restated Certificate of Incorporation, shall be maintained under the provisions of this Plan. The Nominating Committee is the identical Committee required to be maintained pursuant to Section 16A of the 1984 ESOP. Any change with respect to the Nominating Committee made under this Plan likewise shall be required to be made under the 1984 ESOP. The composition, duties and other functions of the Nominating Committee shall be as set forth therein. Any other matter affecting the conduct of the Nominating Committee which is not set forth in the Plan and otherwise is not inconsistent with the terms of the Plan or law may be the subject of a resolution or rule of the Nominating Committee adopted by majority vote of its respective members and will not, as such, be deemed an amendment of the Plan.

(b) The Nominating Committee shall consist of five (5) members, all of whom shall be Participants either under this Plan or the 1984 ESOP, or both, and all of whom shall be elected by popular vote of the Participants as set forth herein. The members of the Nominating Committee shall be elected from among the following categories: (i) Category I - 'Represented Active Employees' - one
(1) members; (ii) Category II - 'Non-Represented Active Employees'
- one (1) member; (iii) Category III - 'former Employees' - one
(1)member; and (iv) Category IV - 'At-large' - two (2) members. As used in the preceding sentence, the Category: (A) 'Represented active Employees' shall include, as defined elsewhere in this Plan, all Employees who (x) received Compensation for the performance of services during the Plan Years immediately preceding and including their election to the Nominating Committee, (y) at time of election had not incurred a Termination of Service and (z) are members of the Union or are otherwise covered by the provisions of a collective bargaining agreement between Weirton and the Union or another collective bargaining agent: (B) 'Non-Represented Active Employees' shall include, as defined elsewhere in this Plan, all Employees included in (x) and (y) of the preceding clause (A), but not (z); (C) 'Former Employees' shall include, as defined elsewhere in this Plan, all Employees who are Participants who have incurred a Termination of Service at the time any determination regarding this Category is made; and (D) 'At-large' shall include all Participants in the Plan regardless of whether they are included in any other Category.

No member of the Nominating Committee may serve on the committee as an elected representative from more than one Category at the same time. Each member of the Nominating Committee from Categories I, II and III shall be a person included in the definition of the Category from which he or she is elected; provided, that no participant who holds or has held a 'Disqualifying Position' shall be eligible to be a member. The term 'Disqualifying Position' shall include anyone who has ever: (i) been employed by Weirton in an executive management capacity (which shall include Job Class 56 or higher, or any successor equivalent status as determined from time to time by the Nominating Committee); (ii) served as an officer, steward, employee or staff representative of the Union or any other labor organization which may at anytime represent any Employees for collective bargaining purposes; (iii) served as an Employee in an internal or external communications position with Weirton; or (iv) is a spouse, parent, sibling or child of any person described in (i) through (iii). Members of the Nomination Committee may serve as long as they maintain their qualifications for eligibility as stated in this paragraph.


(c) Members of the Nominating Committee shall be elected for three-year terms as a result of an election held during the fourth quarter of the Plan Year preceding the Plan Year in which their terms are to commence; provided, however, that the first term of office shall extend from the election first following the adoption of the provisions of this Section until the January 1st of the calendar year preceding the year when the first term of office of the first ESOP Director, as defined in the aforesaid Article FIFTH, is scheduled to expire. In order to run as a candidate for the Nominating Committee, a Participant must file with the Committee a petition on a form prescribed by the Committee, which petition must be filed when required by the Committee. Each member of the Nominating Committee shall be elected by Participants voting on a one-participant/one-vote basis with each Participant having one vote per Category. Each member from Categories I, II and III shall be elected by a plurality vote and, with respect to Category IV, the individual receiving the plurality of votes and the next highest number of votes shall be elected.

(d) Members of the Nominating Committee shall serve while they remain qualified until their respective resignation, death or removal and until their respective successors are elected. Any vacancies in the Nominating Committee howsoever occurring between regularly scheduled elections shall be filled by persons meeting the qualifications of the Categories creating the vacancies by a vote of the remaining members of the Nominating Committee, which vote shall be not less than one vote fewer than unanimous. No member of the nominating Committee may be removed during a term of office except for cause. As used in the preceding sentence, 'cause' shall mean conduct with respect to the Plan of comparable nature as to allow the removal of the member, if the member were being removed as a director of Weirton.

(e) The function of the Nominating Committee shall be to search for, screen, select, from time to time, one or more individuals to serve on Weirton's Board of Directors as the ESOP Director in accordance with the qualifications for ESOP Director set forth in Weirton's Restated Certificate of incorporation and this Section. The Nominating Committee shall endeavor to select candidates base on its judgment of the ability of such candidates to represent the best interests of Participants as stockholders of Weirton. Participants shall have the right to submit suggested candidates to the Nominating Committee for consideration. The selection of any candidate as an ESOP Director shall be determined by the affirmative vote of not less than 80% of the entire Nominating Committee. The Nominating Committee shall complete the selection processing in such time as so to certify the results of its selection to Weirton's Board of Directors sufficiently in advance to permit a candidate to be submitted for election by Weirton's stockholders at each meeting at which an ESOP Director is to be elected. The Nominating Committee shall have all other rights and powers, consistent with law and this Plan, to carry out its duties, including without limitation communicating with any incumbent ESOP Director to facilitate that director's communication with Participants. The Nominating Committee's actions shall be taken by meetings duly called upon notice, convened and conducted in accordance with rules adopted by the committee, which shall include, in all events, that actions be taken in writing.

(f) The members of the Nominating Committee shall be covered to the fullest extent permitted by applicable policies of insurance maintained by Weirton or the Trustee on behalf of the Trust covering fiduciaries under the Plan. All expenses incurred by the Nominating Committee, and members duly authorized, reasonable and necessary to perform their respective functions shall be paid for in accordance with Section 7 to the extent not paid for by Weirton. No member of the Nominating Committee shall receive any remuneration for services as a member of the committee.

VIII.Effective January 1, 1989, ARTICLE IV of Exhibit A is deleted in ARTICLE V thereof redesignated as ARTICLE IV.